                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported): April 9, 1999
                                                 -------------------


                              Sundance Homes, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Illinois                  0-21900                   36-3111764
----------------------------     ------------            -------------------
(State or Other Jurisdiction     (Commission              (IRS Employer
         of Incorporation)       File Number)            Identification No.)


          150 West Center Court, Schaumburg, Illinois          60195
          -------------------------------------------       ----------
          (Address of Principal Executive Offices)
                        (Zip Code)


       Registrant's telephone number, including area code (847) 255-5555
                                                          --------------
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Item 5.   Other Events.

     On April 5, 1999, the Registrant issued the press release attached hereto as Exhibit 99.1 announcing the execution of an agreement for the sale of substantially all of the assets related to its suburban housing operations. The information contained in this press release is incorporated herein by reference.

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Item 7.   Financial Statements and Exhibits.


     (c)  Exhibits.

          Exhibit No.    Description
          -----------    -----------

          99.1  Press Release of Registrant dated April 5, 1999

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUNDANCE HOMES, INC.



                              By:/s/ JOSEPH R. ATKIN
                                 -------------------------------
                                 Joseph R. Atkin
                                 Director, Vice President and
                                 Chief Financial Officer



Dated: April 8, 1999

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                                 Exhibit Index
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


Exhibit #                                 Item
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
99.1         Press Release

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